Construction In Progress	12 Months Ended
Dec. 31, 2015
Construction in Progress [Abstract]
CONSTRUCTION IN PROGRESS

NOTE 9 – CONSTRUCTION IN PROGRESS

On December 31, 2015 and 2014, the construction in progress was $0 and $53,955, respectively. Construction in progress mainly consisted of amounts expended for the construction of new hotel project which was cooperated with the government of Laifeng County. This project was a “Build-Operate-Transfer” or BOT hotel project. According to the BOT agreement, the Company would invest in building a hotel in Laifeng County and own the operating right for 20 years from October 1, 2012 to September 30, 2032. After September 30, 2032, the title of the hotel would be transferred to the government of Laifeng County.

On April 20, 2014, the Company assigned and transferred all of its rights and obligations under the cooperation agreement with Laifeng County to Laifeng Fengming Manor Hotel Management Co., Ltd. (“Fengming”) for approximately $2.7 million or RMB 17 million. Fengming is owned by Mr. Junyi Luo, Mr. Wenping Luo’s son. Mr. Wenping Luo does neither have any direct or indirect investment in Fengming nor hold any management position in Fengming. The Company had collected RMB 12 million or $1,953,379 from Fengming on May 2014. The remaining balance of $848,924 had been collected in 2015 and was reported as part of due from related party.